SCHWAB CAPITAL TRUST

Laudus International MarketMasters Fund™

Supplement dated December 14, 2018 to the

Summary Prospectus dated May 31, 2018 and the Statutory Prospectus dated

February 28, 2018 and Statement of Additional Information (SAI), dated

February 28, 2018, as supplemented June 1, 2018, June 15, 2018 and November 1, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and

should be read in conjunction with those documents.

Consolidation of the Investor Shares into the Select Shares

At a meeting held on December 11, 2018, the Board of Trustees of the Schwab Capital Trust (the Trust) approved the consolidation of the Investor Share class (Investor Shares) into the Select Share class (Select Shares) (Consolidation) of the Laudus International MarketMasters Fund (the Fund).

Accordingly, effective on or about February 26, 2019 (the Consolidation Date), the Investor Shares will be consolidated into the Select Shares of the Fund, and the Fund will no longer offer multiple share classes. Effective February 28, 2019, as the surviving share class, the Select Shares will drop its share class name.

In addition, effective at market close on January 16, 2019 (the Closing Date), the Investor Shares of the Fund is closed to new investors. All existing investors may continue to purchase additional shares or exchange their Investor Shares for Select Shares of the Fund at any time prior to the Consolidation Date. Effective as of the Closing Date, shareholders of other funds in the Schwab Funds Complex will not be permitted to exchange any of their shares for Investor Shares of the Fund, but they may exchange their shares for the Select Shares of the Fund. The Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

The Consolidation will be a non-taxable exchange, meaning that the affected shareholders will not realize any gain or loss for federal tax purposes in connection with the Consolidation. In addition, a shareholder’s adjusted basis for federal tax purposes in the shares received in a Consolidation will be the same as that shareholder’s adjusted basis in the share class held immediately prior to the Consolidation.

Elimination of Minimum Initial Investment for Select Shares of the Fund

Effective January 16, 2019, the minimum initial investment required to invest in Select Shares of the Fund will be eliminated. All references to minimum initial investment for the Select Shares are deleted from the Statutory Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG104924-00 (12/18)

00219939

SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters Fund™

Supplement dated December 14, 2018 to the

Summary Prospectus dated May 31, 2018 and the Statutory Prospectus dated

February 28, 2018 and Statement of Additional Information (SAI), dated

February 28, 2018, as supplemented June 1, 2018, June 15, 2018 and November 1, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and

should be read in conjunction with those documents.

At a meeting held on December 11, 2018, the Board of Trustees of the Schwab Capital Trust (the Trust) approved the liquidation of, and the related Plan of Liquidation for, the Laudus Small-Cap MarketMasters Fund (the Fund).

Accordingly, effective at market close on December 17, 2018 (the Closing Date), the Fund is closed to new investors. Additional investment by existing qualified retirement plans may continue through the Liquidation Date, as defined below. All existing investors may continue to receive dividends and/or distributions in the form of additional shares of the Fund through the Liquidation Date. The Fund may make one or more distributions of any dividends and capital gains of the Fund prior to its liquidation. Any dividends and capital gains made prior to or at the time of Liquidation are expected to be taxable to taxable shareholders. Effective as of the Closing Date, shareholders of other funds in the Schwab Fund Complex are not permitted to exchange any of their shares for shares of the Fund. The Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about February 26, 2019 (the Liquidation Date) and distribute the proceeds to each Fund shareholder in an amount equal to the shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Schwab Fund for which they are eligible (as discussed in the Statutory Prospectus) at any time prior to the Liquidation Date.

Effective December 14, 2018, through the Liquidation Date, the Fund’s investment adviser will waive fees and reimburse the Fund for all operating expenses.

As soon as practicable after the Closing Date, the Fund will wind up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment policies during the period between the Closing Date and the Liquidation Date.

The liquidation is not expected to be a taxable event for the Fund. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., constitute a sale that may result in gain or loss for federal income tax purposes). Exchanges for shares of another Schwab Fund will also be treated as a sale for federal income tax purposes. Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

Once the Fund has been liquidated, all references to the Fund will be deleted from the Statutory Prospectus and Statement of Additional Information.

A copy of the Fund’s statutory prospectus and this supplement is available on the Fund’s website www.schwabfunds.com/laudusfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG104926-00 (12/18)

00219940

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